Exhibit 10.4

Execution Version

SECOND AMENDING AGREEMENT

THIS SECOND AMENDING AGREEMENT (this “Amending Agreement”) is dated as of December 10, 2024 among Ovintiv Canada ULC, as borrower, (the “Borrower”), Ovintiv Inc., as guarantor, (the “Guarantor” and together with the Borrower, the “Obligors”), Royal Bank of Canada, as administrative agent of the Lenders (the “Agent”) and the lenders party hereto, as lenders (collectively, the “Lenders”).

WHEREAS:

A.

Reference is made to the Amended and Restated Credit Agreement dated as of April 1, 2022 among the Borrower, the Guarantor, the Agent, the Lenders (other than the New Lenders (as defined below)) and Bank of China (Canada) and Banc of America Credit Products, Inc. (collectively, the “Withdrawing Lenders”), as amended by the first amending agreement dated as of June 26, 2024 (as so amended, the “Credit Agreement”).

B.

Immediately prior to the effectiveness of this Amending Agreement, each Withdrawing Lender has withdrawn as a “Lender” under the Credit Agreement pursuant to its Withdrawal Letter (as hereinafter defined).

C.	Bank of China, Toronto Branch and Goldman Sachs Bank USA (collectively, the “New Lenders”) each has agreed to become a Lender under the Amended Credit Agreement.

D.	The Obligors, the Agent and the Lenders wish to amend and supplement the Credit Agreement on the terms and conditions set out herein.

NOW THEREFORE THIS AMENDING AGREEMENT WITNESSES that, in consideration of the mutual covenants and agreements contained in this Amending Agreement and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

ARTICLE 1

INTERPRETATION

1.1 Defined Terms. In this Amending Agreement, unless something in the subject matter or context is inconsistent:

(a)	terms defined in the description of the parties or in the recitals have the respective meanings given to them in the description or recitals, as applicable; and

(b)	all other capitalized terms have the respective meanings given to them in the Credit Agreement, as amended by Article 2 of this Amending Agreement (the “Amended Credit Agreement”).

1.2 Headings. The headings of the Articles and Sections of this Amending Agreement are inserted for convenience of reference only and shall not affect the construction or interpretation of this Amending Agreement.

1.3 References. All references to Articles, Sections, Exhibits and Schedules, unless otherwise specified, are to Articles, Sections, Exhibits and Schedules of the Credit Agreement.

ARTICLE 2

AMENDMENTS

2.1 Amendments to Credit Agreement. Effective as of the Effective Date (as hereinafter defined), the Credit Agreement is hereby amended as follows:

(a)	The cover page of the Credit Agreement is hereby amended by:

(i)	adding “NATIONAL BANK OF CANADA” as a Joint-Lead Arranger immediately after the reference to “THE BANK OF NOVA SCOTIA” for the listing of Joint-Lead Arrangers; and

(ii)	adding “NATIONAL BANK OF CANADA” as a Documentation Agent immediately after the reference to “THE BANK OF NOVA SCOTIA” for the listing of Documentation Agents;

(b)	Section 1.1 of the Credit Agreement is hereby amended by:

(i)	adding the following definitions in the correct alphabetical order:

““CORRA Interpolated Rate” means, for any Term CORRA Loan for a Non-Standard Interest Period, the rate per annum determined by the Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) Adjusted Term CORRA for the longest Interest Period that is not a Non-Standard Interest Period for which Adjusted Term CORRA is available that is shorter than the Non-Standard Interest Period of such Term CORRA Loan and (b) Adjusted Term CORRA for the shortest Interest Period that is not a Non-Standard Interest Period for which Adjusted Term CORRA is available that exceeds the Non-Standard Interest Period of such Term CORRA Loan, at such time; provided that when determining the CORRA Interpolated Rate for a Non-Standard Interest Period which is less than one month, the CORRA Interpolated Rate shall be deemed to be Adjusted Term CORRA for an Interest Period of one month’s duration.

“SOFR Interpolated Rate” means, for any SOFR Loan for a Non-Standard Interest Period, the rate per annum determined by the Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) Adjusted Term SOFR for the longest Interest Period that is not a Non-Standard Interest Period for which Adjusted Term SOFR is available that is shorter than the Non-Standard Interest Period of such SOFR Loan and (b) Adjusted Term SOFR for the shortest Interest Period that is not a Non-Standard Interest Period for which Adjusted Term SOFR is available that exceeds the Non-Standard Interest Period of such SOFR Loan, at such time; provided that when determining the SOFR Interpolated Rate for a Non-Standard Interest Period which is less than one month, the SOFR Interpolated Rate shall be deemed to be Adjusted Term SOFR for an Interest Period of one month’s duration.”; and

(ii)	amending the definition of “Defaulting Lender” by:

(A)	deleting the reference to “one (1) Business Day” in paragraph (i) thereof and replacing it with “three (3) Business Days”;

(B)

amending paragraph (ii) thereof by adding a reference to “unless such writing or statement states that such position is based on such Lender’s determination that one or more conditions precedent to funding cannot be satisfied (which conditions precedent, together with the applicable default, if any, will be specifically identified in such writing or public statement)” to the end thereof; and

(C)

amending paragraph (iii) thereof by adding a reference to “provided that such Lender will cease to be a Defaulting Lender pursuant to this paragraph (iii) upon the Agent’s and the Borrower’s receipt of such confirmation”;

(iii)	deleting the definition of “Lead Arrangers” in its entirety and replacing it with the following:

““Lead Arrangers” means, collectively, RBC Capital Markets, JPMorgan Chase Bank, N.A., Toronto Branch, Canadian Imperial Bank of Commerce, TD Securities, Citibank, N.A., Canadian Branch, BMO Capital Markets, The Bank of Nova Scotia and National Bank of Canada;”; and

(iv)	deleting the reference to “July 15, 2026” in the definition of “Maturity Date” and replacing it with “December 10, 2029”;

(c)

Section 8.2(f) of the Credit Agreement is hereby amended by deleting each reference therein to “wholly-owned Subsidiaries” and “wholly-owned Subsidiary” and replacing each such reference with “Wholly-Owned Subsidiaries” and “Wholly-Owned Subsidiary”, respectively;

(d)

Section 16.9(a) of the Credit Agreement is hereby amended by deleting each reference therein to “(other than the Borrower or any of its Subsidiaries)” and replacing each such reference with the following:

“(other than the Borrower or any Subsidiary or other Affiliate thereof, any Defaulting Lender or any Subsidiary or other Affiliate thereof or any natural Person)”;

(e)

Section 16.9(b) of the Credit Agreement is hereby amended by adding the following reference immediately after the reference in the second and third lines therein to “sell or agree to sell a participation (a “Participation”) to a Person”:

“(other than the Borrower or any Subsidiary or other Affiliate thereof, any Defaulting Lender or any Subsidiary or other Affiliate thereof or any natural Person)”; and

(f)	Schedule “G” of the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit 1 hereto.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties. Each of the Obligors represents and warrants to the Agent and each of the Lenders that, as at the date of this Amending Agreement and assuming that the amendments made to the Credit Agreement by this Amending Agreement have become effective:

(a)

the execution and delivery by each Obligor of this Amending Agreement and the performance by each Obligor of this Amending Agreement and the Amended Credit Agreement and the consummation of the transactions contemplated thereby, are within each Obligor’s corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the articles or by-laws of such Obligor or (ii) Applicable Law or any contractual restriction binding on or affecting such Obligor;

(b)

each Obligor and each Material Subsidiary (i) is a Person duly organized, formed, incorporated or amalgamated, validly existing and in good standing under the laws of the jurisdiction of its organization, formation or incorporation, (ii) is duly qualified to carry on business in all jurisdictions in which it carries on any business, except to the extent the failure to be so qualified would not have a Material Adverse Effect, and (iii) has full power and authority to own its properties and conduct its business as presently conducted;

(c)

this Amending Agreement has been duly executed by each of the Obligors. This Amending Agreement and the Amended Credit Agreement is the legal, valid and binding obligation of each Obligor, enforceable against each such Obligor in accordance with its terms, except to the extent that such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors’ rights generally from time to time in effect and may be subject to the discretion of courts with respect to granting of equitable remedies and to the powers of courts to stay proceedings for the execution of judgments;

(d)	no Default or Event of Default has occurred and is continuing; and

(e)

the representations and warranties contained in Article 2 of the Amended Credit Agreement are true and correct in all material respects with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date; provided that, any representation and warranty that is qualified as to materiality or “Material Adverse Effect” shall not be further qualified to be true and correct in all material respects.

ARTICLE 4

CONDITIONS PRECEDENT

4.1 Conditions Precedent. The amendments set forth in this Amending Agreement shall become effective on the date on which all of the following conditions are satisfied (such date being the “Effective Date”):

(a)

Amendment. The Agent shall have executed a counterpart of this Agreement, and the Agent shall have received a counterpart of this Agreement executed by the Borrower, the Guarantor and each Lender (which, subject to Section 16.14 of the Credit Agreement, may include any electronic signatures transmitted by emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page).

(b)

Fees and Expenses. The Borrower shall have paid all fees and expenses payable by it on or prior to the Effective Date under this Agreement or any letter agreement entered into in connection with this Agreement (in the case of expenses, to the extent invoiced at least two Business Days prior to the Effective Date).

(c)

KYC. (i) The Agent shall have received, at least three Business Days prior to the Effective Date, all documentation and other information regarding the Borrower and the Guarantor requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the AML Legislation and the Patriot Act, to the extent requested by the Agent or any Lender in writing of the Borrower at least ten Business Days prior to the Effective Date. (ii) If (A) such information is requested by the Agent or any Lender from the Borrower at least ten Business Days prior to the Effective Date and (B) the Borrower and/or the Guarantor qualify as a “legal entity customer” under the Beneficial Ownership Regulation, then the Agent and each requesting Lender shall receive, at least three days prior to the Effective Date, in connection with the Beneficial Ownership Regulation, a Beneficial Ownership Certification with respect to the Borrower and/or the Guarantor.

(d)	Corporate Documentation and Legal Opinions. The Agent shall have received:

(i)

A certificate of the President, Secretary, the Corporate Secretary, an Assistant Secretary or a Senior Financial Officer of each Obligor, dated the Effective Date, attaching (A) the names and true signatures of the officers of such Obligor authorized to sign this Agreement and the other documents to be delivered by such Obligor hereunder, (B) certified copies of the resolutions of the board of directors or other applicable governing body of such Obligor approving this Agreement and the transactions contemplated thereby, (C) a copy of the certificate of incorporation or comparable organizational document of such Obligor, (D) a copy of the by-laws or comparable organizational document of such Obligor, and (E) a good standing (or equivalent) certificate for such Obligor from the relevant authority of its jurisdiction of organization (to the extent applicable in such jurisdiction) dated as of a recent date.

(ii)	An opinion of Gibson, Dunn & Crutcher LLP, special New York counsel to the Borrower and the Guarantor, in a form reasonably satisfactory to the Agent.

(iii)	An opinion of Blake, Cassels & Graydon LLP, special Canadian counsel to the Borrower and the Guarantor, in a form reasonably satisfactory to the Agent.

(e)

Representations and Warranties. The Agent shall have received a certificate signed by the President, a Vice President or a Senior Financial Officer of the Borrower, dated the Effective Date, certifying that the representations and warranties contained in Section 3.1 of this Agreement are true and correct in all material respects as of the Effective Date (other than those representations and warranties which are already subject to a materiality threshold (such as Material Adverse Effect), which shall be true and correct in all respects as of the Effective Date).

(f)

Credit Agreement Repayment. The Borrower shall have made payment in full of the aggregate principal amount of all Borrowings outstanding under the Credit Agreement, together with accrued interest thereon and all fees and other amounts invoiced and owing to the Lenders (as defined in the Credit Agreement prior to giving effect to this Agreement), as of the Effective Date.

(g)	Withdrawal Letter(s). The Agent shall have received a duly executed withdrawal letter from each Withdrawing Lender and all other parties thereto (each, a “Withdrawal Letter”).

ARTICLE 5

ADDITION OF NEW LENDERS

5.1 The parties hereby confirm and agree that, from and after the Effective Date, each New Lender shall be a Lender for all purposes of the Amended Credit Agreement and the other Loan Documents having the Commitment set forth opposite its name on Schedule G annexed to the Amended Credit Agreement, and all references herein or therein to “Lenders” or a “Lender” shall be deemed to include each such New Lender.

5.2 Each New Lender hereby agrees that it will be bound by the Amended Credit Agreement and the other Loan Documents as a Lender to the extent of its Commitment as fully as if it had been an original party to the Credit Agreement.

5.3 Without in any way limiting the other provisions hereof or of the Amended Credit Agreement, each New Lender irrevocably confirms that it appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Amended Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto, all in accordance with the provisions of the Amended Credit Agreement.

5.4 Each New Lender acknowledges to the Agent that such New Lender has itself been, and will continue to be, solely responsible for making its own independent appraisal of and investigations into the financial condition, creditworthiness, condition, affairs, status and nature of the Obligors and their Subsidiaries, all of the matters and transactions contemplated herein and in the Amended Credit Agreement and the other Loan Documents and all other matters incidental to the Amended Credit Agreement and the other Loan Documents. Each New Lender confirms with the Agent that it does not rely, and it will not hereafter rely, on the Agent:

(a)

to check or inquire on its behalf into the adequacy, accuracy or completeness of any information provided by the Obligors, their Subsidiaries or any other person under or in connection with the Amended Credit Agreement and the other Loan Documents or the transactions therein contemplated (whether or not such information has been or is hereafter distributed to it by the Agent); or

(b)	to assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of the Obligors and their Subsidiaries.

5.5 Each New Lender acknowledges to the Agent that a copy of the Credit Agreement (including a copy of the schedules annexed thereto) has been made available to it for review and further acknowledges and agrees that it has received copies of such other Loan Documents and such other information that it has requested for the purposes of its investigation and analysis of all matters related to this Agreement, the Credit Agreement, the other Loan Documents and the transactions contemplated hereby and thereby. Each New Lender acknowledges to the Agent that it is satisfied with the form and substance of the Amended Credit Agreement and the other Loan Documents.

5.6 The Obligors and the Agent each hereby consent to the addition and novation of the New Lenders into the Amended Credit Agreement as Lenders and agrees to recognize the New Lenders as Lenders under the Amended Credit Agreement as fully as if the New Lenders had been an original party to the Credit Agreement.

ARTICLE 6

GENERAL

6.1 Confirmation. The Credit Agreement and the other Loan Documents to which each of the Borrower and the Guarantor is a party and all covenants, terms and provisions thereof, except as expressly amended and supplemented by this Amending Agreement, shall be and continue to be in full force and effect and the Amended Credit Agreement and each of the other Loan Documents to which each of the Borrower and the

Guarantor is a party are hereby ratified and confirmed and shall from and after the date hereof continue in full force and effect as herein amended and supplemented, with such amendments and supplements being effective upon the Effective Date.

6.2 Interpretation. All references to the “Credit Agreement” and all similar references in any of the other Loan Documents shall hereafter include, mean and be a reference to the Amended Credit Agreement without any requirement to amend such Loan Documents. This Amending Agreement shall constitute a “Loan Document” under, and as defined in, the Amended Credit Agreement.

6.3 Binding Nature. This Amending Agreement shall enure to the benefit of and be binding upon the Obligors, the Lenders and the Agent, and their respective successors and permitted assigns.

6.4 Conflicts. If, after the Effective Date, any provision of this Amending Agreement is inconsistent with any provision of the Credit Agreement, the relevant provision of this Amending Agreement shall prevail.

6.5 Governing Law. This Amending Agreement will be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.

6.6 Counterpart and Electronic Delivery. This Amending Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page to this Amending Agreement by any party by facsimile or other form of electronic transmission shall be as effective as delivery of a manually executed copy of this Amending Agreement by such party.

6.7 Electronic Execution of Documents. The words “execution,” “execute,” “executed”, “signed,” “signature,” and words of like import in this Amending Agreement, or in or related to any document to be signed in connection with this Amending Agreement and the transactions contemplated hereby, shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in (a) Parts 2 and 3 of the Personal Information Protection and Electronic Documents Act (Canada), the Electronic Commerce Act, 2000 (Ontario), the Electronic Transactions Act (British Columbia), the Electronic Transactions Act (Alberta), or any other similar laws based on the Uniform Electronic Commerce Act of the Uniform Law Conference of Canada or (b) any other applicable law.

[signatures on the following pages]

IN WITNESS WHEREOF the parties hereto have executed this Amending Agreement.

Notice Address:

500 Centre Street S.E.	OVINTIV CANADA ULC, as Borrower
P.O. Box 2850
Calgary, Alberta
T2P 2S5	By:	/s/ Corey D. Code
Attention: Chief Financial Officer		Name: Corey D. Code
Facsimile: (403) 645-4853		Title: President
with a copy to:
Treasury Department	By:	/s/ L. Troy Cudmore
Facsimile: (403) 645-4613		Name: L. Troy Cudmore
Title: Chief Financial Officer & Treasurer

Notice Address:

370 17th Street, Suite 1700	OVINTIV INC., as Guarantor
Denver, Colorado 80202
Attention: Treasurer
Facsimile: (303) 623-2400	By:	/s/ Corey D. Code
Name: Corey D. Code
Title: Executive Vice-President & Chief Financial Officer

	By:	/s/ L. Troy Cudmore
Name: L. Troy Cudmore
Title: Treasurer

ROYAL BANK OF CANADA

By:	/s/ Richard Dsouza
Name: Richard Dsouza Title: Manager Agency Services

By:	/s/ Bryn Davies
Name: Bryn Davies Title: Authorized Signatory

[Signature Page to Second Amending Agreement - 2024 Credit Agreement – (OVV)]

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH

By:	/s/ Jeffrey Coleman
Name: Jeffrey Coleman Title: Executive Director

[Signature Page to Second Amending Agreement– 2024 Credit Agreement – (OVV)]

CANADIAN IMPERIAL BANK OF COMMERCE

By:	/s/ Ryan Shea
Name: Ryan Shea Title: Executive Director

By:	/s/ Eric Hamilton
Name: Eric Hamilton Title: Director

[Signature Page to Second Amending Agreement– 2024 Credit Agreement – (OVV)]

THE TORONTO-DOMINION BANK

By:	/s/ Anil Nayak
Name: Anil Nayak Title: Managing Director

By:	/s/ Cathy McGee
Name: Cathy McGee Title: Director

[Signature Page to Second Amending Agreement– 2024 Credit Agreement – (OVV)]

CITIBANK, N.A., CANADIAN BRANCH

By:	/s/ Daljeet Lamba
Name: Daljeet Lamba Title: Authorized Signatory

[Signature Page to Second Amending Agreement– 2024 Credit Agreement – (OVV)]

FÉDÉRATION DES CAISSES DESJARDINS DU QUÉBEC

By:	/s/ Oliver Sumugod
Name: Oliver Sumugod Title: Managing Director

By:	/s/ Matt van Remmen
Name: Matt van Remmen Title: Managing Director

[Signature Page to Second Amending Agreement– 2024 Credit Agreement – (OVV)]

BANK OF MONTREAL

By:	/s/ Morgan Driscoll
Name: Morgan Driscoll Title: Director

[Signature Page to Second Amending Agreement– 2024 Credit Agreement – (OVV)]

THE BANK OF NOVA SCOTIA

By:	/s/ Michael Linder
Name: Michael Linder Title: Director

By:	/s/ Claire Bergh
Name: Claire Bergh Title: Associate Director

[Signature Page to Second Amending Agreement– 2024 Credit Agreement – (OVV)]

NATIONAL BANK OF CANADA

By:	/s/ James Dexter
Name: James Dexter
Title: Authorized Signatory

By:	/s/ Chuck Warnica
Name: Chuck Warnica
Title: Authorized Signatory

[Signature Page to Second Amending Agreement– 2024 Credit Agreement – (OVV)]

BANK OF CHINA, TORONTO BRANCH

By:	/s/ Xiaohui Zhao
Name: Xiaohui Zhao
Title: Executive Director, Head of Corporate Banking

[Signature Page to Second Amending Agreement– 2024 Credit Agreement – (OVV)]

SUMITOMO MITSUI BANKING CORPORATION, CANADA BRANCH

By:	/s/ Alfred Lee
Name: Alfred Lee
Title: Managing Director

[Signature Page to Second Amending Agreement– 2024 Credit Agreement – (OVV)]

WELLS FARGO BANK, N.A.

By:	/s/ Zachary Kramer
Name: Zachary Kramer
Title: Executive Director

[Signature Page to Second Amending Agreement– 2024 Credit Agreement – (OVV)]

BANK OF AMERICA, N.A., CANADA BRANCH

By:	/s/ Salman Samar
Name: Salman Samar
Title: Director

[Signature Page to Second Amending Agreement– 2024 Credit Agreement – (OVV)]

MUFG BANK, LTD., CANADA BRANCH

By:	/s/ Craig Gardner
Name: Craig Gardner
Title: President

[Signature Page to Second Amending Agreement– 2024 Credit Agreement – (OVV)]

BARCLAYS BANK PLC

By:	/s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

[Signature Page to Second Amending Agreement– 2024 Credit Agreement – (OVV)]

GOLDMAN SACHS BANK USA

By:	/s/ Andrew B. Vernon
Name: Andrew B. Vernon
Title: Authorized Signatory

[Signature Page to Second Amending Agreement– 2024 Credit Agreement – (OVV)]

MIZUHO BANK, LTD., CANADA BRANCH

By:	/s/ James K.G. Campbell
Name: James K.G. Campbell
Title: Director

[Signature Page to Second Amending Agreement– 2024 Credit Agreement – (OVV)]

PNC BANK CANADA BRANCH

By:	/s/ Cameron Ruff
Name: Cameron Ruff
Title: SVP, PNC Bank Canada Branch

[Signature Page to Second Amending Agreement– 2024 Credit Agreement – (OVV)]

TRUIST BANK

By:	/s/ Greg Krablin
Name: Greg Krablin
Title: Director

[Signature Page to Second Amending Agreement– 2024 Credit Agreement – (OVV)]

MORGAN STANLEY BANK, N.A.

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

[Signature Page to Second Amending Agreement– 2024 Credit Agreement – (OVV)]